Exhibit 99.2

FORM OF NOTICE OF GUARANTEED DELIVERY

FOR

RIGHTS CERTIFICATES

ISSUED BY

ANESIVA, INC.

This form, or one substantially equivalent hereto, must be used to exercise the subscription rights pursuant to the rights offering (the “Rights Offering”) as described in the prospectus supplement dated April 2, 2009 (the “Prospectus”) of Anesiva, Inc. (“Anesiva”), if a holder of subscription rights cannot deliver the rights certificate to the subscription agent listed below prior to 5:00 p.m., Pacific time, on April 28, 2009, (as it may be extended, the “Expiration Time”). Such form must be delivered by hand or sent by facsimile transmission, first class mail or overnight courier to the subscription agent, and must be received by the subscription agent prior to the Expiration Time. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

Payment of the subscription price upon exercise of your subscription rights must be received by the subscription agent in the manner specified in the Prospectus prior to the Expiration Time even if the rights certificate evidencing such subscription rights is being delivered pursuant to the Guaranteed Delivery Procedures thereof. See “The Rights Offering — Method of Exercising Subscription Rights” in the Prospectus.

By Mail: Mellon Investor Services LLC Attn: Corporate Action P.O. Box 3301 South Hackensack, NJ 07606	By Overnight Courier or Hand: Mellon Investor Services LLC Attn: Corporate Action Dept., 27th Floor 480 Washington Boulevard Jersey City, NJ 07310

By Facsimile Transmission:

(201) 680-4626

Telephone Number for Confirmation:

(201) 680-4860

Telephone Number for Information:

(888) 847-7893

Delivery of this instrument to an address other than as set forth above or transmission of this instrument via facsimile other than as set forth above does not constitute a valid delivery

Ladies and Gentlemen:

The undersigned hereby represents that the undersigned is the holder of a rights certificate and that such rights certificate cannot be delivered to the subscription agent prior to the Expiration Time. Upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, the undersigned hereby elects to (i) exercise the basic subscription right to purchase              principal amount of notes and (ii) exercise the over-subscription right to purchase              principal amount of notes, subject to availability and allocation as described in the Prospectus.

The undersigned understands that payment of the subscription price must be received by the subscription agent prior to the Expiration Time, and represents that such payment, in the aggregate amount of $              either (check appropriate box):

☐	is being delivered to the subscription agent herewith

or

☐	has been delivered separately to the subscription agent in the manner set forth below (check appropriate box and complete information relating thereto):

☐	Wire transfer of funds

Name of transferor institution:

Date of transfer:

Confirmation number (if available):

☐	Certified check

☐	Cashier’s check

☐	Express money order

Name of maker

Date of check, draft or money order:

Check, draft or money order number:

Bank on which check is drawn or issuer or money order:

Signature(s)	Address

Names

(Please type or print)	Area Code and Tel. No.(s)
Rights Certificate No(s). (if available)

GUARANTEE OF DELIVERY

(Not to Be Used for Rights Certificate Signature Guarantee)

The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program, pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, guarantees that the undersigned will deliver to the subscription agent the certificate representing the subscription rights being exercised hereby, with any required signature guarantee and any other required documents, all within three (3) business days after the date hereof.

Dated:

(Address)	(Name of Firm)

(Area Code and Telephone Number)	(Authorized Signature)

The institution that completes this form must communicate the guarantee to the subscription agent and must deliver the rights certificate to the subscription agent within the time period shown in the Prospectus. Failure to do so could result in a financial loss to such institution.